UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2025
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Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On September 2, 2025, Editas Medicine, Inc. (the “Company”) issued a press release titled “Editas Medicine Nominates EDIT-401, an LDLR-Targeted Medicine, as Lead In Vivo Development Candidate,” a copy of which is furnished as Exhibit 99.1 hereto.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
Nomination of Lead Development Candidate
On September 2, 2025, the Company announced the nomination of its lead in vivo development candidate, EDIT-401, a therapy designed to reduce LDL cholesterol (“LDL-C”) levels. EDIT-401 is an experimental in vivo gene editing medicine, based on Editas’ differentiated upregulation approach. EDIT-401 is designed to treat hyperlipidemia by directly editing the LDLR gene to increase LDLR protein expression and reduce LDL-C levels. This targeted approach has demonstrated a favorable preclinical profile in both efficacy data and tolerability and supports the potential of EDIT-401 to deliver meaningful clinical outcomes for patients underserved by current lipid-lowering therapies. EDIT-401 is designed to be a one-time treatment that can provide lifelong benefit.
In preclinical studies in non-human primates, EDIT-401 achieved approximately 90 percent mean reduction of LDL-C levels. This level of reduction was observed following a single dose of EDIT-401 (at all four dose levels of EDIT-401 evaluated, from 1.5 mg/kg to 4 mg/kg), as early as 48 hours after dosing and was sustained for the one-month study duration.
In addition, in these preclinical studies, EDIT-401 increased the liver’s production of the LDLR protein, a protein that removes LDL-C from the blood stream. Specifically, in these studies, the Company observed an at least six-fold mean increase in LDLR protein levels following treatment with EDIT-401.
Additionally, there were no adverse effects observed. There were transient increases in liver enzymes that resolved within one week.
Hematopoietic Stem Cells Program Update and Pipeline
The Company intends to continue work on optimizing candidates for its Hematopoietic Stem Cell program and to continue exploring other cell types and tissues for development, but plans to focus its resources on the advancement of its lead EDIT-401 program to human proof-of-concept.
Key Upcoming Planned Milestones
The Company expects to identify and disclose an additional target cell type or tissue by the end of 2025. By mid-2026, it plans to submit an investigational new drug (“IND”) or clinical trial application (“CTA”) for EDIT-401, with the goal of achieving in vivo human proof-of-concept data for EDIT-401 by the end of 2026.
Cash Runway
The Company re-confirmed its cash runway guidance that it expects that its existing cash, cash equivalents, and marketable securities as of June 30, 2025 and the retained portions of the payments payable under its license agreement with Vertex Pharmaceuticals will enable the Company to fund its operating expenses and capital expenditure requirements into the second quarter of 2027.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements and information within the meaning of The Private Securities Litigation Reform Act of 1995. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’

‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘should,’’ ‘‘would,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Current Report on Form 8-K include statements regarding the initiation, timing, progress and results of the Company’s preclinical studies and its research and development programs, including the Company’s expectation to achieve human proof-of-concept data for EDIT-401 by end of 2026 and identify and disclose an additional target cell type or tissue by the end of 2025; the potential of, and expectations for, EDIT-401; the timing or likelihood of regulatory filings and approvals, including submission of an IND or CTA for EDIT-401 by mid-2026; and the Company’s expectations regarding its cash runway. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the initiation and completion of preclinical studies and clinical trials; availability and timing of results from preclinical studies and clinical trials; expectations for regulatory approvals to conduct trials; that the outcome of preclinical testing may not be indicative of the results of clinical trials and early clinical trials may not be predictive of the outcomes of later clinical trials; that preclinical data of one compound may not be comparable with clinical data for another compound; that the market opportunity for EDIT-401 may not be as significant as the Company expects; and uncertainties with respect to the availability of resources and financing sufficient to fund the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements. These and other risks are described in greater detail under the caption “Risk Factors” included in the Company’s most recent Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission, as updated by the Company’s subsequent filings with the Securities and Exchange Commission, and in other filings that the Company may make with the Securities and Exchange Commission in the future. Any forward-looking statements contained in this Current Report on Form 8-K represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on September 2, 2025*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*This exhibit shall be deemed to be furnished and not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: September 2, 2025	By:	/s/ Amy Parison
Amy Parison
Chief Financial Officer